© PPL Corporation 2011
14
 Exhibit 99.1
©PPL Corporation 2011 Kentucky Regulated Volume Variances % Change% Change Note: Total includes Residential, Commercial and Industrial customer classes as well as “Other” , which is not depicted on the charts above. 12- months Ended06/ 30/2011 vs. 06/ 30/2010 -1.3% -4.2% 3.9% -0.4% -5% -4% -3% -2% -1% 0% 1% 2% 3% 4% 5% Weather- Normalized ( charted) -1.3% - 4.2% 3.9% -0.4% Actual 1.5% - 1.0% 3.9% 1.4% Residential Commercial Industrial Total 3- months Ended 06/30/ 2011 vs. 06/30/ 2010 -0.8% -2.9% -3.0% -2.8% -5% -4% -3% -2% -1% 0% 1% Weather- Normalized ( charted)- 0.8% - 2.9% - 3.0% - 2.8% Actual - 6.3% - 7.0% - 3.8% - 6.0% Residential Commercial Industrial Total 14 Exhibit 99.1 © PPL Corporation 2011 Kentucky Regulated Volume Variances % Change% Change Note: Total includes Residential, Commercial and Industrial customer classes as well as “Other” , which is not depicted on the charts above. 12- months Ended 06/ 30/2011 vs. 06/ 30/2010 -1.3% -4.2% 3.9% -0.4% -5% -4% -3% -2% -1% 0% 1% 2% 3% 4% 5% Weather- Normalized( charted)-1.3%- 4.2% 3.9% -0.4% Actual 1.5% - 1.0% 3.9% 1.4% Residential Commercial Industrial Total 3- months Ended 06/30/ 2011 vs. 06/30/ 2010 -0.8% -2.9% -3.0% -2.8% -5% -4% -3% -2% -1% 0% 1% Weather- Normalized ( charted) - 0.8% - 2.9% - 3.0% - 2.8% Actual- 6.3%- 7.0% - 3.8% - 6.0% Residential Commercial Industrial Total 14 Exhibit 99.1

©  PPL Corporation 2011  Kentucky Regulated Volume Variances % Change% Change  Note:  Total includes  Residential,  Commercial and  Industrial  customer  classes  as  well as  “Other” ,  which is not  depicted  on the  charts  above.  12- months  Ended  06/ 30/2011 vs.  06/ 30/2010  -1.3%  -4.2%  3.9%  -0.4%  -5%  -4%  -3%  -2%  -1% 0% 1% 2% 3% 4% 5%  Weather- Normalized  ( charted)  -1.3%  - 4.2%  3.9%  -0.4%  Actual  1.5%  - 1.0%  3.9%  1.4%  Residential  Commercial  Industrial  Total  3- months  Ended  06/30/ 2011 vs.  06/30/ 2010  -0.8%  -2.9%  -3.0%  -2.8%  -5%  -4%  -3%  -2%  -1% 0% 1%  Weather- Normalized  ( charted)  - 0.8%  - 2.9%  - 3.0%  - 2.8%  Actual  - 6.3%  - 7.0%  - 3.8%  - 6.0%  Residential  Commercial  Industrial  Total  14  Exhibit 99.1  ©  PPL Corporation 2011  Kentucky Regulated Volume Variances % Change